Exhibit 99.906 CERT

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, J. Garrett Stevens, the Principal Executive Officer of the Exchange Traded Concepts Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended April 30, 2025, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 15, 2025

/s/ J. Garrett Stevens
J. Garrett Stevens
Principal Executive Officer

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Christopher Roleke, the Principal Financial Officer of the Exchange Traded Concepts Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended April 30, 2025, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: July 15, 2025

/s/ Christopher Roleke
Christopher Roleke
Principal Financial Officer